UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2016

Bluerock Residential Growth REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

712 Fifth Avenue, 9th Floor
New York, NY 10019
(Address of principal executive offices)

(212) 843-1601
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

Recent Acquisitions

The Company is filing this Current Report on Form 8-K solely to present certain disclosures relating to:

•	historical financial statements related to the Company’s acquisition of Alexan Henderson Beach Apartments on March 15, 2016; and

•	unaudited pro forma financial information regarding the Alexan Henderson Beach Apartments acquisition, and includes previous acquisitions for which pro forma information had been previously provided for purposes of Regulation S-X.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Alexan Henderson Beach Apartments

Independent Auditor’s Report

Historical Statements of Revenues and Certain Direct Operating Expenses for the Year Ended December 31, 2014 and the Nine Months Ended September 30, 2015 and 2014

Notes to Historical Statements of Revenues and Certain Direct Operating Expenses

2

(b)	Pro Forma Financial Information

Bluerock Residential Growth REIT, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2015 (unaudited)

Notes to Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2015 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2015 (unaudited)

Notes to Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2015 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2014 (unaudited)

Notes to Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2014 (unaudited)

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the long-term performance of the Company’s portfolio are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on February 24, 2016 and its other filings with the SEC.

(c)	Exhibit No.	Description

	23.1	Consent of BDO USA, LLP

3

Independent Auditor’s Report

Board of Directors and Stockholders

Bluerock Residential Growth REIT, Inc.

New York, New York

We have audited the accompanying Historical Statement of Revenues and Certain Direct Operating Expenses for the year ended December 31, 2014 of Alexan Henderson Beach Apartments (the “Property”) and the related notes (“Historical Statement”).

Management’s Responsibility for the Historical Statement

Management is responsible for the preparation and fair presentation of the Historical Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Statement that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Historical Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Historical Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Historical Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

4

Opinion

In our opinion, the Historical Statement referred to above presents fairly, in all material respects, the revenues and certain direct operating expenses of Alexan Henderson Beach Apartments for the year ended December 31, 2014, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying Historical Statement was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X, as described in Note 2, and is not intended to be a complete presentation of Alexan Henderson Beach Apartments’ revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ BDO USA, LLP

New York, New York

March, 15, 2016

5

Alexan Henderson Beach Apartments

Historical Statements of Revenues and

Certain Direct Operating Expenses

(Dollars in thousands)

		Nine Months	Nine Months
	Year Ended	Ended	Ended
	December 31,	September 30,	September 30,
	2014	2015	2014
		(unaudited)	(unaudited)
Revenues
Rental income	$4,637	$3,533	$3,517
Other rental revenue	327	222	217

Total Revenues	4,964	3,755	3,734

Certain Direct Operating Expenses
Property operating expenses	1,055	745	808
Property taxes	266	210	210

Total Certain Direct Operating Expenses	1,321	955	1,018

Revenues in Excess of Certain Direct Operating Expenses	$3,643	$2,800	$2,716

See accompanying notes to historical statements of

revenues and certain direct operating expenses.

6

Alexan Henderson Beach Apartments

Notes to Historical Statements of Revenues and

Certain Direct Operating Expenses

1.	Business

Alexan Henderson Beach Apartments (the “Property”), a multi-family apartment community located in Destin, Florida, was acquired pursuant to a purchase agreement between an affiliate of Bluerock Residential Holdings, L.P. (Bluerock Residential Growth REIT, Inc.’s operating partnership) and AHB Apartments LLC on March 15, 2016

2.	Basis of Presentation

The accompanying Historical Statements of Revenues and Certain Direct Operating Expenses (“Historical Statement”) have been prepared for the purpose of complying with Rule 3-14 of the United States Securities and Exchange Commission Regulation S-X and are not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Statements have been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

In preparation of the accompanying Historical Statements, subsequent events were evaluated for recognition or disclosure through March, 15, 2016, which is the date the Historical Statements were available to be issued.

3.	Unaudited Interim Information

In the opinion of the Property’s management, all adjustments, consisting only of normal and recurring adjustments, necessary for a fair presentation (in accordance with the Basis of Presentation as described in Note 2) have been made to the accompanying unaudited amounts for the nine month periods ended September 30, 2015 and 2014.

4.	Revenues

The Property contains 340 units that are rented to tenants under various lease agreements that are generally one year in length. All leases are accounted for as operating leases. Rental income is recognized as earned over the life of the lease agreements on a straight-line basis. Some of the leases include provisions under which the Property is reimbursed for certain operating costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Other rental revenue consists of charges billed to tenants for application, pet, administrative and other fees and is recognized when earned.

5.	Certain Direct Operating Expenses

Certain direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Property operating costs includes: payroll, utilities, make-ready, contracted services, repairs, maintenance, marketing, administrative, insurance and taxes. Costs such as professional and management fees are excluded.

7

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Unaudited Pro Forma Condensed Consolidated Financial Statements Information

The following unaudited pro forma condensed consolidated financial statements of Bluerock Residential Growth REIT, Inc. (together with its consolidated subsidiaries, the “Company,” “we,” “our” or “us”) should be read in conjunction with our historical audited consolidated financial statements for the year ended December 31, 2014, and as of and for the nine months ended September 30, 2015 (unaudited), and the related notes thereto.

The unaudited pro forma condensed consolidated balance sheet, as of September 30, 2015, and statements of operations for the year ended December 31, 2014, and nine months ended September 30, 2015, have been prepared to provide pro forma financial information with regards to the Alexan Henderson Beach Apartments acquisition on March 15, 2016, which the Company expects to consolidate and includes pro forma information for each of the transactions described below for which pro forma information has been provided in previous filings. The unaudited pro forma financial information gives effect to:

(1)

The purchase of a 49% indirect interest in Village Green of Ann Arbor on April 2, 2014, which the Company consolidates on its balance sheet.

The purchase of a 77% indirect interest in Lansbrook Village on May 23, 2014, which the Company consolidates on its balance sheet.

The preferred investment in Alexan CityCentre Property on July 1, 2014, which the Company records under the equity method on its balance sheet. To date the Company has funded $6.5 million, and the preferred investment will earn 15% annually.

The preferred investment in EOS Property on July 29, 2014, which the Company records under the equity method on its balance sheet. To date the Company has funded $3.6 million, and the preferred investment will earn 15% annually.

The purchase of a 95% indirect interest in ARIUM Grandewood on November 4, 2015, which the Company consolidates on its balance sheet.

The purchase of a 96.0% indirect interest in Park & Kingston on March 16, 2015, which the Company consolidates on its balance sheet.

The purchase of a 94.6% indirect interest in Fox Hill on March 26, 2015, which the Company consolidates on its balance sheet.

The preferred investment in Whetstone on May 20, 2015, which the Company records under the equity method on its balance sheet. To date the Company has funded $12.2 million, and the preferred investment will earn 15% annually.

The purchase of a 100.0% interest in Ashton I on August 19, 2015, which the Company consolidates on its balance sheet.

The purchase of a 95.0% indirect interest in ARIUM Palms on August 20, 2015, which the Company consolidates on its balance sheet.

The purchase of a 95.0% indirect interest in Sovereign Property on October 29, 2015, which the Company expects to consolidate on its balance sheet.

The purchase of a 95.0% indirect interest in Phillips Creek Property on October 29, 2015, which the Company expects to consolidate on its balance sheet.

The purchase of a 100.0% interest in Park & Kingston II on November 30, 2015, which the Company expects to consolidate on its balance sheet.

The purchase of a 100.0% interest in Ashton II on December 14, 2015, which the Company expects to consolidate on its balance sheet.

The purchase of a 95.0% indirect interest in Summer Wind on January 5, 2016, which the Company expects to consolidate on its balance sheet.

The purchase of a 95.0% indirect interest in Citation Club on January 5, 2016, which the Company expects to consolidate on its balance sheet.

The preferred investment in Alexan Southside on January 12, 2015, which the Company records under the equity method on its balance sheet. To date the Company has funded $17.3 million, and the preferred investment will earn 15.0% annually.

The preferred investment in Cheshire Bridge Property on May 29, 2015, which the Company records under the equity method on its balance sheet. To date the Company has funded $16.4 million, and the preferred investment will earn 15% annually.

The preferred investment in Domain 1 on November 20, 2015, which the Company expects to record under the equity method on its balance sheet. To date the Company has funded $3.9 million, and the preferred investment will earn 15.0% annually.

8

The preferred investment in Lake Boone on December 18, 2015, which the Company expects to record under the equity method on its balance sheet. To date the Company has funded $9.9 million, and the preferred investment will earn 15.0% annually.

The preferred investment in West Morehead on January 6, 2016, which the Company expects to record under the equity method on its balance sheet. To date the Company has funded $5.2 million, and the preferred investment will earn 15.0% annually.

The completion of the Company’s underwritten offering of 2,875,000 shares of 8.250% Series A Cumulative Redeemable Preferred Stock on October 21, 2015, or the Series A Preferred Offering.

(2)	The sale of the Company’s 100.00% direct equity interest in the North Park Towers property, to non-affiliated buyers, which was included in the Company’s historical consolidated balance sheet. The pro forma financial statements do not reflect the net proceeds from the sale of the North Park Towers asset and the subsequent reinvestment.

The pro forma condensed consolidated balance sheet assumes that the Sovereign Property, Phillips Creek Property, Park & Kingston II, Ashton II, Summer Wind, Citation Club, and Alexan Henderson Beach acquisitions, the Domain 1, Lake Boone, and West Morehead preferred investments and the Series A Preferred Offering transactions referred to above occurred on September 30, 2015.

The pro forma consolidated statements of operations assume the transactions referred to above occurred on January 1, 2014.

9

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Unaudited Pro Forma Condensed Consolidated Financial Statements Information

(Continued)

Our pro forma financial information is not necessarily indicative of what our actual financial position and results of operations would have been as of the date and for the periods indicated, nor does it purport to represent our future financial position or results of operations.

The pro forma financial statements do not reflect the following:

•	the operations of the Estates at Perimeter, Grove at Waterford, Berry Hill, Oak Crest Villas and North Park Towers properties in the statement of operations, as these assets have been sold; and

•	the net proceeds from the sale of the North Park Towers Property and subsequent reinvestment; and

•	the investment of net proceeds from the Series A Preferred Stock Offering.

All completed acquisitions are accounted for using the acquisition method of accounting. The fair value of these assets and liabilities is allocated in accordance with Accounting Standards Codification 805, Business Combinations (“ASC 805”). The purchase prices were allocated to the acquired assets and assumed liabilities based on their estimated fair values at the dates of acquisition. The preliminary measurements of fair value reflected below are subject to change. The Company expects to finalize the purchase price allocations as soon as practicable, but no later than one year from each property’s respective acquisition date.

These unaudited pro forma condensed consolidated financial statements are prepared for informational purposes only. In management’s opinion, all material adjustments necessary to reflect the effects of the transactions referred to above, have been made. Our pro forma condensed consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management. However, they are not necessarily indicative of what our consolidated financial condition or results of operations actually would have been assuming the transactions referred to above had occurred as of the dates indicated, nor do they purport to represent our consolidated financial position or results of operations for future periods.

10

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2015

(In thousands, except shares and per share amounts)

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, Inc. Historical (a)	Sovereign Property (b)	Phillips Creek Property (c)	Park & Kingston II (d)	Ashton II (e)	Summer Wind (f)	Citation Club (g)	Alexan Henderson Beach (h)	Preferred Investments (i)	Series A Preferred Offering (j)	Disposals / Held for Sale Items (k)	Pro Forma Total
ASSETS
Real Estate
Land	$53,335	$2,800	$6,710	$300	$1,900	$10,000	$7,800	$4,100	$-	$-	$-	$86,945
Building and improvements	369,496	39,336	45,478	2,488	18,919	35,161	29,712	49,408	-	-	-	589,998
Construction in progress	-	-	-	-	-	-	-	-	-	-	-	-
Furniture, fixtures and equipment	10,910	1,273	1,966	39	598	886	885	708	-	-	-	17,265
Total Gross Operating Real Estate Investments	433,741	43,409	54,154	2,827	21,417	46,047	38,397	54,216	-	-	-	694,208
Accumulated depreciation	(19,220)	-	-	-	-	-	-	-	-	-	-	(19,220)
Total Net Operating Real Estate	414,521	43,409	54,154	2,827	21,417	46,047	38,397	54,216	-	-	-	674,988
Operating real estate held for sale, net	15,185	-	-	-	-	-	-	-	-	-	(15,185)	-
Total Net Real Estate Investments	429,706	43,409	54,154	2,827	21,417	46,047	38,397	54,216	-	-	(15,185)	674,988
Cash and cash equivalents	64,933	(14,778)	(15,751)	(2,876)	(6,550)	(13,913)	(11,928)	(16,277)	(19,668)	69,165	-	32,357
Restricted cash	11,200	-	-	-	-	-	-	-	-	-	-	11,200
Due from affiliates	914	-	-	-	-	-	-	-	-	-	-	914
Accounts receivables, prepaids and other assets	4,015	-	-	-	-	-	-	-	-	-	-	4,015
Investments in unconsolidated real estate joint ventures	55,326	-	-	-	-	-	-	-	19,668	-	(57)	74,937
In-place lease intangible assets, net	1,315	1,027	1,110	43	403	953	853	1,062	-	-	-	6,766
Deferred financing costs, net	2,953	-	-	6	-	271	230	-	-	-	-	3,460
Non-real estate assets associated with operating real estate held-for-sale	992	-	-	-	-	-	-	-	-	-	(992)	-
Total Assets	$571,354	$29,658	$39,513	$-	$15,270	$33,358	$27,552	$39,001	$-	$69,165	$(16,234)	$808,637

LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgages payable	$301,268	$28,880	$38,684	$-	$15,270	$32,626	$26,925	$39,001	$-	$-	$-	$482,654
Mortgage payable associated with operating real estate held-for-sale	11,500	-	-	-	-	-	-	-	-	-	(11,500)	-
Accounts payable	659	-	-	-	-	-	-	-	-	-	-	659
Other accrued liabilities	7,585	-	-	-	-	-	-	-	-	-	-	7,585
Due to affiliates	1,669	-	-	-	-	-	-	-	-	-	-	1,669
Distributions payable	2,000	-	-	-	-	-	-	-	-	-	-	2,000
Liabilities associated with operating real estate held-for-sale	387	-	-	-	-	-	-	-	-	-	(387)	-
Total Liabilities	325,068	28,880	38,684	-	15,270	32,626	26,925	39,001	-	-	(11,887)	494,567

8.250% Series A Cumulative Redeemable Preferred Stock	-	-	-	-	-	-	-	-	-	69,165	-	69,165

Stockholders' Equity
Preferred stock, $0.01 par value, 250,000,000 shares authorized; none issued and outstanding	-	-	-	-	-	-	-	-	-	-	-	-

Class A common stock, $0.01 par value, 747,586,185 shares authorized;	-	-	-	-	-	-	-	-	-	-	-
19,201,450 shares issued and outstanding, historical and pro forma	192	-	-	-	-	-	-	-	-	-	-	192

Class B-1 common stock, $0.01 par value, 804,605 shares authorized;	-	-	-	-	-	-	-	-	-	-	-
0 shares issued and outstanding, historical and pro forma	-	-	-	-	-	-	-	-	-	-	-	-

Class B-2 common stock, $0.01 par value, 804,605 shares authorized;	-	-	-	-	-	-	-	-	-	-	-
0 shares issued and outstanding, historical and pro forma	-	-	-	-	-	-	-	-	-	-	-	-

Class B-3 common stock, $0.01 par value, 804,605 shares authorized;	-	-	-	-	-	-	-	-	-	-	-
353,629 shares issued and outstanding, historical and pro forma	4	-	-	-	-	-	-	-	-	-	-	4

Additional paid-in-capital, net of costs	248,563	-	-	-	-	-	-	-	-	-	-	248,563
Distributions in Excess of Cumulative Earnings	(34,040)	-	-	-	-	-	-	-	-	-	(4,347)	(38,387)
Total Stockholders' Equity	214,719	-	-	-	-	-	-	-	-	-	(4,347)	210,372
Noncontrolling Interests
Operating Partnership Units	2,760	-	-	-	-	-	-	-	-	-	-	2,760
Partially Owned Properties	28,807	778	829	-	-	732	627	-	-	-	-	31,773
Total Noncontrolling interests	31,567	778	829	-	-	732	627	-	-	-	-	34,533
Total Equity	246,286	778	829	-	-	732	627	-	-	-	(4,347)	244,905
TOTAL LIABILITIES AND EQUITY	$571,354	$29,658	$39,513	$-	$15,270	$33,358	$27,552	$39,001	$-	$69,165	$(16,234)	$808,637

See Notes to Unaudited Pro Forma Consolidated Balance Sheet

11

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2015

(a)	Historical consolidated financial information derived from the Company’s Quarterly Report on Form 10-Q as of September 30, 2015.

(b)	The purchase of a 95.0% direct interest in The Sovereign Apartments on October 29, 2015 for a purchase price of $44.4 million, which the Company expects to consolidate on its balance sheet. The Company also expects to consolidate a $28.9 million mortgage loan associated with this asset.

(c)	The purchase of a 95.0% indirect interest in the Phillips Creek Ranch Apartments on October 29, 2015 for a purchase price of $55.3 million, which the Company expects to consolidate on its balance sheet. The Company also expects to consolidate a $38.7 million mortgage loan associated with this asset.

(d)	The purchase of a 100.0% interest in the Park & Kingston II on November 30, 2015 for a purchase price of $2.9 million, which the Company expects to consolidate on its balance sheet.

(e)	The purchase of a 100% interest in the Ashton Reserve at Northlake Phase II on December 14, 2015 for a purchase price of $21.8 million, which the Company expects to consolidate on its balance sheet. The Company also expects to consolidate a $15.3 million mortgage loan associated with this asset.

(f)	The purchase of a 95.0% indirect interest in the Summer Wind Apartments on January 5, 2016 for a purchase price of $47.0 million, which the Company expects to consolidate on its balance sheet. The Company also expects to consolidate a $32.6 million mortgage loan associated with this asset.

(g)	The purchase of a 95.0% indirect interest in the Citation Club on Palmer Ranch on January 5, 2016 for a purchase price of $39.3 million, which the Company expects to consolidate on its balance sheet. The Company also expects to consolidate a $26.9 million mortgage loan associated with this asset.

(h)	The purchase of a 100% interest in Alexan Henderson Beach on March 15, 2016 for a purchase price of $53.7 million, which the Company expects to consolidate on its balance sheet. The Company also expects to consolidate a $37.4 million mortgage loan associated with this asset.

(i)

The following preferred equity investments:

An additional preferred equity investment of $0.7 million in Cheshire Bridge on December 16, 2015, which the Company expects to record under the equity method.

A preferred equity investment of $3.76 million in Domain 1 on November 20, 2015, which the Company expects to record under the equity method.

A preferred equity investment of $9.92 million in Lake Boone on December 18, 2015, which the Company expects to record under the equity method.

A preferred equity investment of $5.2 million in West Morehead on January 6, 2016, which the Company expects to record under the equity method.

(j)	The completion of the Company’s underwritten offering of 2,875,000 shares of 8.250% Series A Cumulative Redeemable Preferred Stock on October 21, 2015, or the Series A Preferred Offering.

(k)	Reflect the sale of the Company’s 100.0% direct equity interest in the North Park Towers property, to a non-affiliated buyer, which was included in the Company’s historical consolidated balance sheet. The pro forma financial statements do not reflect the net proceeds from the sale of the North Park Towers asset and the subsequent reinvestment.

12

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(In thousands, except share and per share amounts)

	Pro Forma Adjustments for
	Bluerock Residential Growth REIT, Inc. Historical (a)	Fox Hill (b)		Park & Kingston (c)		Whetstone (d)	Ashton I (e)		ARIUM Palms (f)		Sovereign Property (g)		Phillips Creek Property (h)		Ashton II (i)		Summer Wind (j)		Citation Club (k)		Alexan Henderson Beach (l)		Preferred Equity Investments (m)	Disposals/ Held for Sale Items (n)	Other items (o)	Pro Forma Total
Revenue
Net rental income	$29,611	$838		$310		$-	$2,323		$2,088		$1,364		$1,005		$354		$3,073		$2,710		$3,533		$-	$(2,692)	$-	$44,517
Other	1,454	88		28		-	339		169		160		217		62		346		307		222		-	(158)	-	3,234
Total revenues	31,065	926		338		-	2,662		2,257		1,524		1,222		416		3,419		3,017		3,755		-	(2,850)	-	47,751
Expenses
Property operating expenses	12,924	453		143		-	993		1,163		636		1,019		369		1,503		1,515		1,040		-	(1,739)	-	20,019
General and administrative expenses	2,912	-		-		-	-		-		-		-		-		-		-		-		-	-	-	2,912
Management fees	3,051	-		-		-	-		-		-		-		-		-		-		-		-	-	-	3,051
Acquisition costs	1,409	-		-		-	-		-		-		-		-		-		-		-		-	(90)	-	1,319
Depreciation and amortization	10,499	(492	)(p)	(224	)(p)	-	831	(p)	687	(p)	1,788	(p)	2,442	(p)	888	(p)	881	(p)	758	(p)	1,240	(p)	-	-	(733)	18,565
Total expenses	30,795	(39)		(81)		-	1,824		1,850		2,424		3,461		1,257		2,384		2,273		2,280		-	(1,829)	(733)	45,866

Operating income (loss)	270	965		419		-	838		407		(900)		(2,239)		(841)		1,035		744		1,475		-	(1,021)	733	1,885

Other income (expense)
Gain on sale of joint venture interests	-	-		-		-	-		-		-		-		-		-		-		-		-	5	-	5
Other income	62	-		-		-	-		-		-		-		-		-		-		-		-	-	-	62
Equity in earnings (loss) of unconsolidated joint ventures	4,391	-		-		707	-		-		-		-		-		-		-		-		3,793	(490)	-	8,401
Equity in gain on sale of real estate asset of unconsolidated joint venture	11,303	-		-		-	-		-		-		-		-		-		-		-		-	(11,303)	-	-
Interest expense, net	(7,985)	(246	)(q)	(89	)(r)	-	(901	)(s)	(416	)(t)	(774	)(u)	(732	)(v)	(365	)(w)	(728	)(x)	(594	)(y)	(1,132	)(z)	-	508	-	(13,454)
Total other income (expense)	7,771	(246)		(89)		707	(901)		(416)		(774)		(732)		(365)		(728)		(594)		(1,132)		3,793	(11,280)	-	(4,986)

Net income (loss) from continuing operations	8,041	719		330		707	(63)		(9)		(1,674)		(2,971)		(1,206)		307		150		343		3,793	(12,301)	733	(3,101)
`
Net income (loss) income attributable to Noncontrolling Interest
Operating Partnership Units	57	-		-		-	-		-		-		-		-		-		-		-		-	-	(95)	(38)
Partially Owned Properties	5,827	44		15		-	-		-		(84)		(149)		-		15		7		-		-	(6,019)	44	(300)
Net income (loss) attributable to Noncontrolling Interest	5,884	44		15		-	-		-		(84)		(149)		-		15		7		-		-	(6,019)	(51)	(338)
Net income (loss) attributable to REIT shareholders	$2,157	$675		$315		$707	$(63)		$(9)		$(1,590)		$(2,822)		$(1,206)		$292		$143		$343		$3,793	$(6,282)	$784	$(2,763)

Preferred Distributions	$-	$-		$-		$-	$-		$-		$-		$-		$-		$-		$-		$-		$-	$-	$4,447	$4,447

Net income (loss) attributable to common shareholders	$2,157	$675		$315		$707	$(63)		$(9)		$(1,590)		$(2,822)		$(1,206)		$292		$143		$343		$3,793	$(6,282)	$(3,663)	$(7,210)

Earnings (loss) per common share - continuing operations (aa)
Basic Income (Loss) Per Common Share	$0.13																									$(0.35)
Diluted Income (Loss) Per Common Share	$0.13																									$(0.35)

Weighted Average Basic Common Shares Outstanding	16,383,736																									20,409,974
Weighted Average Diluted Common Shares Outstanding	16,396,038																									20,409,974

See Notes to Unaudited Pro Forma Consolidated Statement of Operations

13

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(a)	Historical consolidated financial information derived from the Company’s quarterly report on Form 10-Q for the nine months ended September 30, 2015.

(b)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Fox Hill Property on March 26, 2015 as if these assets had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the nine months ended September 30, 2015. Pro forma adjustments to historical results included: decreasing depreciation and amortization $0.49 million and increasing interest expense $0.25 million.

(c)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Park & Kingston Property on March 16, 2015 as if these assets had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the nine months ended September 30, 2015. Pro forma adjustments to historical results included: decreasing depreciation and amortization $0.22 million and increasing interest expense $0.09 million.

(d)	Represents a preferred investment in the Whetstone Property on May 20, 2015 as if this investment had been acquired on January 1, 2014 and recorded under the equity method. Per the joint venture agreement, the interests the Company has acquired earns 15.0% annually. Therefore, in accordance with the joint venture agreement, the pro forma was adjusted for $0.71 million of equity in earnings from unconsolidated joint ventures, for the nine months ended September 30, 2015.

(e)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Ashton I Property on August 19, 2015 as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the nine months ended September 30, 2015. Pro forma adjustments to historical results included: increasing depreciation and amortization $0.83 million and increasing interest expense $0.90 million.

(f)	Represents adjustments to historical operations of the Company to give effect to the purchase of the ARIUM Palms Property on August 20, 2015 as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the nine months ended September 30, 2015. Pro forma adjustments to historical results included: increasing depreciation and amortization $0.69 million and increasing interest expense $0.42 million.

(g)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Sovereign Property on October 29, 2015 as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the nine months ended September 30, 2015. Pro forma adjustments to historical results included: increasing depreciation and amortization $1.79 million and increasing interest expense $0.77 million. The Sovereign Property commenced rental operations on November 1, 2014.

(h)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Phillips Creek Property on October 29, 2015 as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the nine months ended September 30, 2015. Pro forma adjustments to historical results included: increasing depreciation and amortization $2.44 million and increasing interest expense $0.73 million. The Phillips Creek Property commenced rental operations on January 1, 2015.

14

(i)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Ashton Reserve II Property on December 14, 2015 as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the nine months ended September 30, 2015. Pro forma adjustments to historical results included: increasing depreciation and amortization $0.89 million and increasing interest expense $0.37 million.

(j)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Summer Wind Apartments on January 5, 2016 as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the nine months ended September 30, 2015. Pro forma adjustments to historical results included: increasing depreciation and amortization $0.88 million and increasing interest expense $0.73 million.

(k)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Citation Club Apartments on January 5, 2016 as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the nine months ended September 30, 2015. Pro forma adjustments to historical results included: increasing depreciation and amortization $0.76 million and increasing interest expense $0.59 million.

(l)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Alexan Henderson Beach Property on March 15, 2016 as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property's actual results of operations, including pro forma adjustments for the nine months ended September 30, 2015. Pro forma adjustments to historical results included: increasing depreciation and amortization $1.24 million and increasing interest expense $1.13 million.

(m)

Represents a convertible preferred equity investment in the Alexan Southside Property on January 12, 2015, Cheshire Bridge Property on May 29, 2015, Domain 1 Property on November 20, 2015, and Lake Boone Property on December 18, 2015, as if the assets had been acquired on January 1, 2014 and recorded under the equity method. Per the joint venture agreements, the interests the Company acquired earn an annual 15.0% preferred return. Therefore, in accordance with the joint venture agreements, the pro forma was adjusted for the following:

Equity in earnings from unconsolidated joint ventures was increased $0.61 million to reflect preferred equity return from the Alexan Southside Property.

Equity in earnings from unconsolidated joint ventures was increased $1.05 million to reflect preferred equity return from the Cheshire Property.

Equity in earnings from unconsolidated joint ventures was increased $0.43 million to reflect preferred equity return from the Domain 1 Property.

Equity in earnings from unconsolidated joint ventures was increased $1.12 million to reflect preferred equity return from the Lake Boone Property.

Equity in earnings from unconsolidated joint ventures was increased $0.58 million to reflect preferred equity return from the West Morehead Property.

(n)	Reflects the sales of the Company’s 25.00% indirect equity interest in the Estates at Perimeter property and the 67.2% indirect equity interest in the Oak Crest Villas property, which were accounted for under the equity method, and the sales of the Company’s 60.00% indirect equity interest in the Grove at Waterford property and 25.10% indirect equity interest in the Berry Hill property, which were consolidated in the Company’s historical consolidated statement of operations, in each case to non-affiliated buyers. Additionally reflects the sale of the Company’s 100.00% direct equity interest in the North Park Towers property to non-affiliated buyers, which was included in the Company’s historical consolidated statement of operations.

(o)

Other items have been adjusted to reflect:

ARIUM Grandewood amortization expense decreasing by $0.73 million related to amortization of in-place leases as if this asset had been acquired on January 1, 2014.

15

Increasing preferred distributions $4.45 million to reflect nine months of Series A Cumulative Redeemable Preferred Stock distributions as if the proceeds of the Series A Preferred Offering were received on January 1, 2014.

(p)	Represents depreciation and amortization expense adjustment to historical results for the nine months ended September 30, 2015 based on the preliminary allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the estimated useful lives of 30 – 35 years for the building, 15 years for building and land improvements and 3-7 years for furniture, fixtures and equipment. Amortization expense on identifiable intangible assets is recognized using the straight-line method over the life of the lease, which is generally less than one year.

(q)	Represents interest expense for the Fox Hill Property estimated to have been incurred on the $26.71 million mortgage loan which bears a fixed interest rate of 3.57% and matures on April 1, 2022, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(r)	Represents interest expense for the Park & Kingston Property estimated to have been incurred on the $15.25 million mortgage loan which bears a fixed interest rate of 3.21% and matures on April 1, 2020, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(s)	Represents interest expense for the Ashton I Property estimated to have been incurred on the $31.9 million mortgage loan which bears a fixed interest rate of 4.67% and matures on December 1, 2025, based on the fair value of debt, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(t)	Represents interest expense for the ARIUM Palms Property estimated to have been incurred on the $25.0 million mortgage loan which bears a floating interest rate of 2.22% plus one-month LIBOR and matures on September 1, 2022, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(u)	Represents interest expense for the Sovereign Property estimated to have been incurred on the $28.9 million mortgage loan which bears a fixed interest rate of 3.46% and matures on November 10, 2022, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(v)	Represents interest expense for the Phillips Creek Property estimated to have been incurred on the $38.7 million mortgage loan which bears a floating interest rate of 2.29% plus one-month LIBOR and matures on May 1, 2023, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(w)	Represents interest expense for the Ashton II Property estimated to have been incurred on the $15.27 million mortgage loan which bears a floating interest rate of 2.62% plus one-month LIBOR and matures on December 14, 2025, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(x)	Represents interest expense for the Summer Wind Property estimated to have been incurred on the $32.6 million mortgage loan which bears a floating interest rate of 2.17% plus one-month LIBOR with a term of ten years, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

16

(y)	Represents interest expense for the Citation Club Property estimated to have been incurred on the $26.9 million mortgage loan which bears a floating interest rate of 2.17% plus one-month LIBOR with a ten year term, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(z)	Represents interest expense for the Alexan Henderson Beach Property estimated to have been incurred on the $37.4 million mortgage loan which bears a fixed interest rate of 4.65% and matures on January 5, 2023, based on the fair value of debt, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(aa)	Earnings per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical earnings per share amounts are the amounts reported in the Registrant’s Form 10-Q for the nine months ended September 30, 2015. For purposes of the pro forma earnings (loss) per share, common shares outstanding as of September 30, 2015 were utilized.

17

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

(In thousands, except share and per share amounts)

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, Inc. Historical (a)	Village Green of Ann Arbor (b)		Lansbrook Village (c)		ARIUM Grandewood (d)		Fox Hill (e)		Park & Kingston (f)		Whetstone (g)	Ashton I (h)		ARIUM Palms (i)		Sovereign Property (j)		Phillips Creek Property (k)	Ashton II (l)	Summer Wind (m)		Citation Club (n)		Alexan Henderson Beach (o)		Preferred Equity Investments (p)	Disposals/Held for Sale Items (q)	Other items (r)	Pro Forma Total
Revenue
Net rental income	$29,198	$1,472		$2,962		$3,210		$3,508		$1,108		$-	$3,621		$3,201		$18		$-	$-	$3,739		$3,382		$4,637		$-	$(7,419)	$-	$52,637
Other	1,165	121		156		210		385		100		-	527		236		6		-	-	333		336		327		-	(318)	-	3,584
Total revenues	30,363	1,593		3,118		3,420		3,893		1,208		-	4,148		3,437		24		-	-	4,072		3,718		4,964		-	(7,737)	-	56,221
Expenses
Property operating expenses	13,213	608		1,442		1,320		1,839		511		-	1,672		1,757		81		-	-	1,943		1,986		1,433		-	(3,869)	-	23,936
General and administrative expenses	2,694	-		-		-		-		-		-	-		-		-		-	-	-		-		-		-	(1)	-	2,693
Management fees	1,004	-		-		-		-		-		-	-		-		-		-	-	-		-		-		-	(24)	-	980
Acquisition costs	4,378	-		-		-		-		-		-	-		-		-		-	-	-		-		-		-	(1,651)	-	2,727
Depreciation and amortization	13,047	388	(s)	771	(s)	1,839	(s)	2,051	(s)	1,297	(s)	-	2,306	(s)	1,933	(s)	587	(s)	-	-	2,127	(s)	1,864	(s)	2,715	(s)	-	(3,154)	-	27,771
Total expenses	34,336	996		2,213		3,159		3,890		1,808		-	3,978		3,690		668		-	-	4,070		3,850		4,148		-	(8,699)	-	58,107
Operating (loss) income	(3,973)	597		905		261		3		(600)		-	170		(253)		(644)		-	-	2		(132)		816		-	962	-	(1,886)

Other income (expense)
Gain on sale of joint venture interests	-	-		-		-		-		-		-	-		-		-		-	-	-		-		-		-	-	-	-
Other income	185	-		-		-		-		-		-	-		-		-		-	-	-		-		-		-	(52)	-	133
Equity in earnings (loss) of unconsolidated joint ventures	1,066	-		-		-		-		-		1,835	-		-		-		-	-	-		-		-		8,797	(449)	-	11,249
Equity in gain on sale of real estate asset of																														-
unconsolidated joint venture	4,067	-		-		-		-		-		-	-		-		-		-	-	-		-		-		-	(4,067)	-	-
Interest expense, net	(8,019)	(471	)(t)	(1,118	)(u)	(438	)(v)	(985	)(w)	(520	)(x)	-	(1,407	)(y)	(662	)(z)	(172	)(aa)	-	-	(971	)(ab)	(792	)(ac)	(1,509	)(ad)	-	1,485	(275)	(15,854)
Total other (expense) income	(2,701)	(471)		(1,118)		(438)		(985)		(520)		1,835	(1,407)		(662)		(172)		-	-	(971)		(792)		(1,509)		8,797	(3,083)	(275)	(4,472)

Net (loss) income from continuing operations	(6,674)	126		(213)		(177)		(982)		(1,120)		1,835	(1,237)		(915)		(816)		-	-	(969)		(924)		(693)		8,797	(2,121)	(275)	(6,358)
`
Net (loss) income attributable to Noncontrolling Interest
Operating Units	(238)	-		-		-		-		-		-	-		-		-		-	-	-		-		-		-	-	171	(67)
Partially Owned Properties	(1,148)	65		(35)		19		(53)		(50)		-	-		(46)		(41)		-	-	(48)		(46)		-		-	28	(80)	(1,435)
Net (loss) income attributable to Noncontrolling Interest	(1,386)	65		(35)		19		(53)		(50)		-	-		(46)		(41)		-	-	(48)		(46)		-		-	28	91	(1,502)
Net (loss) income attributable to REIT shareholders	$(5,288)	$61		$(178)		$(196)		$(929)		$(1,070)		$1,835	$(1,237)		$(869)		$(775)		$-	$-	$(921)		$(878)		(693)		$8,797	$(2,149)	$(366)	$(4,856)

Preferred Distributions	$-	$-		$-		$-		$-		$-		$-	$-		$-		$-		$-	$-	$-		$-		-		$-	$-	$5,930	$5,930

Net (loss) income attributable to common shareholders	$(5,288)	$61		$(178)		$(196)		$(929)		$(1,070)		$1,835	$(1,237)		$(869)		$(775)		$-	$-	$(921)		$(878)		(693)		$8,797	$(2,149)	$(6,296)	$(10,786)

Earnings (loss) per common share - continuing operations (ae)
Basic Income (Loss) Per Common Share	$(0.98)																													$(0.53)
Diluted Income (Loss) Per Common Share	$(0.98)																													$(0.53)

Weighted Average Basic Common Shares Outstanding	5,381,787																													20,409,974
Weighted Average Diluted Common Shares Outstanding	5,381,787																													20,409,974

See Notes to Unaudited Pro Forma Consolidated Statement of Operations

18

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

(a)	Historical consolidated financial information derived from the Company’s annual report on Form 10-K for the year ended December 31, 2014.

(b)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Village Green of Ann Arbor Property on April 2, 2014 as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2014. Pro forma adjustments to historical results included: increasing depreciation and amortization $0.39 million and increasing interest expense $0.47 million.

(c)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Lansbrook Village Property on May 23, 2014 as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2014. Pro forma adjustments to historical results included: increasing depreciation and amortization $0.77 million and increasing interest expense $1.12 million.

(d)	Represents adjustments to historical operations of the Company to give effect to the purchase of the ARIUM Grandewood Property on November 4, 2014 as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2014. Pro forma adjustments to historical results included: increasing depreciation and amortization $1.84 million and increasing interest expense $0.44 million.

(e)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Fox Hill Property on March 26, 2015 as if these assets had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2014. Pro forma adjustments to historical results included: increasing depreciation and amortization $2.05 million and increasing interest expense $0.99 million.

(f)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Park & Kingston Property on March 16, 2015 as if these assets had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2014. Pro forma adjustments to historical results included: increasing depreciation and amortization $1.30 million and increasing interest expense $0.52 million.

(g)	Represents a preferred investment in the Whetstone Property on May 20, 2015 as if this investment had been acquired on January 1, 2014 and recorded under the equity method. Per the joint venture agreement, the interests the Company has acquired earns 15.0% annually. Therefore, in accordance with the joint venture agreement, the pro forma was adjusted for $1.84 million of equity in earnings from unconsolidated joint ventures, for the year ended December 31, 2014.

(h)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Ashton I Property on August 19, 2015 as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2014. Pro forma adjustments to historical results included: increasing depreciation and amortization $2.31 million and increasing interest expense $1.41 million.

19

(i)	Represents adjustments to historical operations of the Company to give effect to the purchase of the ARIUM Palms Property on August 20, 2015 as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2014. Pro forma adjustments to historical results included: increasing depreciation and amortization $1.93 million and increasing interest expense $0.66 million.

(j)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Sovereign Property on October 29, 2015 as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2014. Pro forma adjustments to historical results included: increasing depreciation and amortization $0.59 million and increasing interest expense $0.17 million for the period November 1, 2014 (Commencement of Rental Operations) to December 31, 2014.

(k)	The Phillips Creek Property did not begin operations until January 2015 and, thus, no adjustments have been made to the historical operations of the Company.

(l)	The Ashton II Property did not begin operations until January 2015 and, thus, no adjustments have been made to the historical operations of the Company.

(m)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Summer Wind Apartments on January 5, 2016 as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2014. Pro forma adjustments to historical results included: increasing depreciation and amortization $2.13 million and increasing interest expense $0.97 million.

(n)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Citation Club Apartments on January 5, 2016 as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2014. Pro forma adjustments to historical results included: increasing depreciation and amortization $1.86 million and increasing interest expense $0.79 million.

(o)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Alexan Henderson Beach Property on March 15, 2016 as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2014. Pro forma adjustments to historical results included: increasing depreciation and amortization $2.72 million and increasing interest expense $1.51 million.

(p)	Represents a convertible preferred equity investment in the Alexan CityCentre Property on July 1, 2014, EOS Property on July 29, 2014, Alexan Southside Property on January 12, 2015, Cheshire Property on May 29, 2015, Domain 1 Property on November 20, 2015, and Lake Boone Property on December 18, 2015, as if the assets had been acquired on January 1, 2014 and recorded under the equity method. Per the joint venture agreements, the interests the Company acquired earn an annual 15.0% preferred return. Therefore, in accordance with the joint venture agreements, the pro forma was adjusted for the following:

Equity in earnings from unconsolidated joint ventures was increased $0.59 million to reflect preferred equity return from the Alexan CityCentre Property.

Equity in earnings from unconsolidated joint ventures was increased $0.31 million to reflect preferred equity return from the EOS Property.

Equity in earnings from unconsolidated joint ventures was increased $2.60 million to reflect preferred equity return from the Alexan Southside Property.

20

Equity in earnings from unconsolidated joint ventures was increased $2.45 million to reflect preferred equity return from the Cheshire Property.

Equity in earnings from unconsolidated joint ventures was increased $0.58 million to reflect preferred equity return from the Domain I Property.

Equity in earnings from unconsolidated joint ventures was increased $1.49 million to reflect preferred equity return from the Lake Boone Property.

Equity in earnings from unconsolidated joint ventures was increased $0.77 million to reflect preferred equity return from the West Morehead Property.

(q)	Reflects the sales of the Company’s 25.00% indirect equity interest in the Estates at Perimeter property and the 67.2% indirect equity interest in the Oak Crest Villas property, which were accounted for under the equity method, and the sales of the Company’s 60.00% indirect equity interest in the Grove at Waterford property and 25.10% indirect equity interest in the Berry Hill property, which were consolidated in the Company’s historical consolidated statement of operations, in each case to non-affiliated buyers. Additionally reflects the sale of the Company’s 100.00% direct equity interest in the North Park Towers property to non-affiliated buyers, which was included in the Company’s historical consolidated statement of operations.

(r)	Other items have been adjusted to reflect:

•	the Company’s purchase of an additional 41.10% indirect interest in Enders Place, which the Company already has a controlling interest in, as if this additional interest had been acquired on January 1, 2014.

•	the interest expense incurred on the supplemental Enders Place mortgage of $8.00 million which bears a fixed interest rate of 5.01% and matures on November 1, 2022. Pro forma adjustments to historical results for the year ended December 31, 2014, included increasing interest expense $0.27 million.

•	the operating partnership units’ interest in the consolidated property’s net income (loss).

•	increasing preferred distributions $5.93 million to reflect full year of Series A Cumulative Redeemable Preferred Stock Distributions as if the proceeds of the Series A Preferred Offering were received on January 1, 2014.

(s)	Represents depreciation and amortization expense adjustment to historical results for the year ended December 31, 2014 based on the preliminary allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the estimated useful lives of 30 – 35 years for the building, 15 years for building and land improvements and three to seven years for furniture, fixtures and equipment. Amortization expense on identifiable intangible assets is recognized using the straight-line method over the life of the lease, which is generally less than one year.

(t)	Represents interest expense for Village Green of Ann Arbor estimated to have been incurred on a $41.82 million mortgage loan which bears a fixed interest rate of 4.40% and matures on October 1, 2022, based on the fair value of debt, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

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(u)	Represents interest expense for Lansbrook Village estimated to have been incurred on the $42.00 million mortgage loan which bears a fixed interest rate of 4.45% and matures on March 31, 2018, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(v)	Represents interest expense for ARIUM Grandewood estimated to have been incurred on the $29.44 million mortgage loan which bears a floating interest rate of one-month LIBOR plus 1.67% and matures on December 1, 2024, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(w)	Represents interest expense for the Fox Hill Property estimated to have been incurred on the $26.71 million mortgage loan which bears a fixed interest rate of 3.57% and matures on April 1, 2022, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(x)	Represents interest expense for the Park & Kingston Property estimated to have been incurred on the $15.25 million mortgage loan which bears a fixed interest rate of 3.21% and matures on April 1, 2020, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(y)	Represents interest expense for the Ashton I Property estimated to have been incurred on the $31.9 million mortgage loan which bears a fixed interest rate of 4.67% and matures on December 1, 2025, based on the fair value of debt, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(z)	Represents interest expense for the ARIUM Palms Property estimated to have been incurred on the $25.0 million mortgage loan which bears a floating interest rate of 2.22% plus one-month LIBOR and matures on September 1, 2022, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(aa)	Represents interest expense for the Sovereign Property estimated to have been incurred on the $28.9 million mortgage loan which bears a fixed interest rate of 3.46% and matures on November 10, 2022, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(ab)	Represents interest expense for the Summer Wind Property estimated to have been incurred on the $32.6 million mortgage loan which bears a floating interest rate of 2.17% plus one-month LIBOR with a term of ten years, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(ac)	Represents interest expense for the Citation Club Property estimated to have been incurred on the $26.9 million mortgage loan which bears a floating interest rate of 2.17% plus one-month LIBOR with a ten year term, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(ad)	Represents interest expense for the Alexan Henderson Beach Property estimated to have been incurred on the 37.4 million mortgage loan which bears a fixed interest rate of 4.65% and matures on January 5, 2023, based on the fair value of debt, calculated as if the loan were acquired on January 1, 2014. The amounts in the pro forma balance sheet are presented at fair value.

(ae)	Earnings per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical earnings per share amounts are the amounts reported in the Registrant’s Form 10-Q for the year ended December 31, 2014. For purposes of the pro forma earnings per share, common shares outstanding as of September 30, 2015 were utilized.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

DATE: March 15, 2016	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Accounting Officer and Treasurer

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of BDO USA, LLP

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